ДОГОВІР  № 4

SOFTWARE DEVELOPMENT AND SALES

ПРО РОЗРОБКУ ТА ПРОДАЖ

AGREEMENT No. 4

ПРОГРАМНОГО ЗАБЕЗПЕЧЕННЯ

Los Angeles, CA

June 8, 2015

Лос Анджелес, США

08.06.2015р.

IDAP

GROUP,

L TD

(Ukraine),

ТОВАРИСТВО

З

ОБМЕЖЕНОЮ

hereinafter    «the    Developer»,    legal    entity    ВІДПОВІДАЛЬНІСТЮ

«ІДАП

ГРУП»

organized    and    existing    under    the    laws    of     (Україна),  надалі  «Розробник»,  юридична  особа,

Ukraine,  represented  by  its  director  Chernikov    що   створена   та   діє   згідно   із   законодавством

O.V.,  acting  under  the  Charter   and

України, в особі директора Чернікова О.В., що діє

Kange      Corporation      (Nevada,      USA) ,    на підставі Статуту, та

hereinafter

«Customer»,

legal

entity

Кендж   Корпорейшн   (Невада,   США),   надалі

organized  and  existing  under  the  laws  of   the    «Замовник»,  юридична  особа,  що  створена  та  діє

State    of    Nevada,    USA    represented    by    its     згідно  із  законодавством  штата  Невада,  США,  в

director    Dmitri    Brakin,    acting    under    the     особі  директора  пана  Дмітра  Бракіна,  що  діє  на

partnership      agreement,      both      hereinafter     підставі   угоди   про   партнерство,   разом   надалі

referred  together  as  “the  Parties”,  have  signed     «Сторони»,   уклали   цей   договір   («Договір»)   на

thi s    agreement    («the    Agreement»)    on    the    таких умовах:

following  terms:

1. Subject of the agreement

1.    Предмет договору

1.1.   Developer   undertakes   to   develop   and

1.1.   Розробник   зобов'язується   розробляти,   а

the  Customer  undertakes  to  order,  accept  and    Замовник      надавати      завдання,      приймати      і

pay    for    the    software    developed    by    the     оплачувати  програмне  забезпечення,  розроблене

Developer   under   the   order   of   the   Customer,    Розробником  за  завданням  Замовника,  надалі  по

further     referred     to     as     “the     Software ”,    тексту   "Програмне   Забезпечення"   або   «ПЗ»,

according  to  the  specifications  (schedules)  to    згідно   зі   специфікаціями   (додатками)   до   цього

this  Agreement,  which  shall  form   an  integral     Договору,    що    є    його    невід'ємною    частиною,

part  hereof,  and  shall  be  made  in  writing  and     складеними   у  письмовій  формі   та   підписаними

signed  by  the  duly  authorized  representatives     належним      чином      уповноваженими      на      те

of    the    Parties    on    terms    and    conditions     представниками  Сторін,  у  терміни  і  на  умовах,

specified  in  this  Agreement.

зазначених у цьому Договорі.

1.2.  Програмне  забезпечення  включає  в  себе:

1.2.  The   Software  includes:   mobile  (smart     мобільні  (смартфон,  планшет,  КПК)  додатки,  як

phone,  tablet,  PDA)  applications  as  specified     зазначено

Замовником

та

узгоджено

із

by   the   Customer   and   agreed   upon   with   the     розробником

на

підставі

специфікацій,

Developer   based   on   Specifications   executed    розроблених  Сторонами  в  письмовій  формі,  які

by    the    Parties    in    writing,    which    will    be     будуть включені тут як посилання.

incorporated  by  reference  herein;

1.2.1.     Установчі     файли     ПЗ     (мобільних

додатків), описаного далі в цьому документі;

1.2.1.  The  installation  files   for  the  mobile

1.2.2.

Керівництво

до

установки

та

applications  as  set  forth  herein;

експлуатації  ПЗ  (мобільних  додатків),  описаного

далі в цьому документі.

1.2.2.    Installation   manual   for    the    mobile

applications  as  set  forth  herein.

2.  Copyrights

2.    Авторські права

2.1.  Developer  conveys  perpetual  exclusive

2.1.     На     все     ПЗ,     що     розробляється     за

property   rights   to   the   Customer   to   all   the    Договором,     Розробник     передає     безстрокові

Software    under   this    Agreement.    Under    the    ексклюзивні    майнові    права     Замовнику.    Під

"exclusive   property   rights "   the   Parties   mean     «ексклюзивними   майновими   правами»   Сторони

the  following  rights:

мають на увазі такі права:

1)  the  exclusive  right  to  use  the  Software;

1) виключне право на використання ПЗ;

2)  the  exclusive  right  to  authorize  or  to  ban

2)   виключне   право   на   дозвіл   або   заборону

any  use  of  the  Software  by  others.

будь-якого використання ПЗ іншими особами.

2.2.    Developer     as    the     author     of     the

2.2.  Розробник  як  автор  ПЗ,  що  розробляється

Software  under  this  Agreement  guarantees  the     за   цим   Договором,   гарантує   наявність   у   нього

availability    of    copyright    and    the    property    авторських    і    майнових    прав    на    Програмне

rights  of  the  Software  under  this   Agreement .    Забезпечення,      що      розробляється      за      цим

Developer    warrants    to   the    legality    of    the     Договором.  Розробник  гарантує  легальність  ПЗ  з

Software  in  terms  of  copyright  and  undertakes     точки   зору   авторських   прав   та   зобов’язується

at  his  own  expense  to  satisfy  potential  claims     самостійно    та    за    свій    рахунок    задовольнити

of  the  third  parties  relating  to  their  claims  as    можливі   претензії   третіх   осіб,   пов’язані   з   їх

regards  the  Software  property  rights  and  other    претензіями   на   майнові   та   немайнові   авторські

copyright,  if  any.

права на ПЗ, якщо такі виникнуть.

2.3.     The     Developer     conveys     to     the

2.3.   За   цим   договором   Розробник   передає

Customer  exclusive  property  rights   hereunder     Замовнику виключні майнові права, а саме:

as  follows:

2.3.1.  право  використовувати  ПЗ  під  фірмовим

2.3.1.   the   right   to   use   the   Software   under     найменуванням,  виробничою  маркою  і  товарним

the    brand    name,    manufacturing    mark    and     знаком Замовника;

trademark  of  the  Customer;

2.3.2.   право   на   оприлюднення   ПЗ,   тобто   на

2.3.2.   right   of   disclosure   of   the   Software     повідомлення  інформації  в  будь-якій  формі  або

(post  information  in  any  form  or  by  any  means     будь-яким способом невизначеному колу осіб;

to  the  indefinite  number  of  persons);

2.3.3. право на відтворення ПЗ та доповнень до

2.3.3.  right  to  reproduce  the   Software  and    нього     (дублювання,     тиражування     або     інше

supplements    thereto    (duplication    or    other     розмноження) без обмеження тиражу;

reproduction)  without  loss  of  circulation;

2.3.4.  право  на  розповсюдження  ПЗ  будь-яким

2.3.4.  the  right  to  distribute  the  Software  in    способом,      шляхом      реалізації      розмножених

any  way,  by  implementing  propagated  material     матеріальних      носіїв      ПЗ      серед      кінцевих

media     software     to     end-users     (consumers,     користувачів      (споживачів,      які      здійснюють

offering     functional     use     ),     including     the     функціональне    використання),    в    тому    числі,

implementation     of     the     software     in     the     реалізацію  ПЗ  в  оптових  і   роздрібних  мережах

wholesale  and  retail  distribution  networks,  by     збуту,  шляхом  здавання  в  найм  або  прокат  або

renting  or  hire,  or  in  any  other  way,  without     будь-яким  іншим  способом,  без  територіальних  і

territorial  and  time  constraints;

тимчасових обмежень;

2.3.5.  right  to  create  a  new  Software-based

2.3.5.  право  на  створення  на  основі  ПЗ  нових

software    and    information    databases,    their     програмних    продуктів    та    інформаційних    баз

classification  and  refinement;

даних, їх класифікацію і доопрацювання;

2.3.6.  right  of  publicity  and  demonstration

2.3.6.   право   на   публічне   використання   ПЗ   і

of  the  Software  for  information al,  promotional     демонстрацію   в   інформаційних,   рекламних   та

and  other  purposes;

інших цілях;

2.3.7.   right   to   include   the   Software ,   its

2.3.7.  право  на  включення  ПЗ,  її  елементів  та

elements  and  created  on  its  basis  products   as    створених   на   її   основі   продуктів   як   складових

components

in      collections,      anthologies,     частин   до   збірників,   антологій,   енциклопедій,

encyclopedias,  computer  information  retrieval     комп’ютерні   інформаційно-пошукові   системи   і

systems  and  complexes ,  which  are  developed     комплекси,    які    розробляються    Замовником;    а

by  the  Customer,  as  well  as  the  right  to  issue     також      право      на      випуск      супроводжуючої

the    accompanying    documentation    to    them    документації    до    них    (інструкції    користувача,

(manuals,  advertising  materials  and  etc. )  under    рекламні  матеріали  і  т.п.)  під  ім’ям  і  торговою

the  name  and  trademark  of  the  Customer;

маркою Замовника;

2.3.8.  the  right  to  translate  and  the  right  to

2.3.8.    право    перекладу    і    право    експорту

export  copies  of  the  Software;

примірників ПЗ;

2.3.9.    the    right     to    public    access     via

2.3.9.    право    подання    ПЗ    для    загального

telecommunication  networks  (the  Internet  and    доступу  в  телекомунікаційних  мережах  (у  мережі

other  networks),  in  which  an  unlimited  number     Інтернет     та     інших     мережах),     при     якому

of   users   can   access   the   Software   from   any     необмежене

число

користувачів

можуть

place   and   at   any   time   of   their   own   choice     здійснити  доступ  до  ПЗ  з  будь-якого  місця  і  у

without     paying     for     each     access     to     the     будь-який  час  за  їх  власним  вибором  без  оплати

Software;

за кожен доступ до ПЗ;

2.3.10.  any  other  rights  not  specified  in  this

2.3.10.     будь-які     інші     права,     окремо     не

Agreement.

обумовлені цим Договором.

2.4.  The  Customer  has   the  right  to  sell   or

2.4.    Замовник    має    право    продавати    або

assign    its    rights    under    this    Agreement    by    переуступати    свої    права,    отримані    за    цим

issuing  license  or  on  a  contractual  basis  to  the    Договором,    за    ліцензією    або    на    договірних

third   parties.   Developer   does   not   retain   the    умовах  третім  особам.  Розробник  не  зберігає  за

right  to  grant  the  rights  to  use  the  Software  to    собою  право  надавати  права  на  використання  ПЗ

third  parties  within  the  territorial-time  referred    третім   особам   в   обумовлених   цим   Договором

to   in   this   Agreement   without   the   consent   of     територіально-часових  межах  без  узгодження  із

the  Customer.

Замовником.

2.5.   Rights   to   use   the   Software   shall   be

2.5.   Права   на   використання   ПЗ   вважаються

deemed    transferred    from    the    moment    of     переданими   з   моменту   підписання   Сторонами

signing  the  transfer  and  acceptance  statement.      актів прийому-передачі.

2.6.  Payment   for   the   transfer   of   exclusive

2.6.     Оплата     за     передачу     ексклюзивних

property     rights     to      Software     under     this     майнових  прав  на  ПЗ,  що  розробляється  за  даним

Agreement ,     fully     included     in     its     price     Договором,  повністю  врахована  у  його  вартості,

specified    in    the     specifications    (schedules)    вказаній у специфікації до Договору.

hereto.

3.  Cost  and  terms  of  payment

3.    Варті сть послуг та порядок оплати

3.1.  Payment  for  the  Software  is  carried  out

3.1.     Оплата     ПЗ     здійснюється     згідно     із

in      accordance      with      the      specifications     специфікаціями   (додатками),   що   є   невід’ємною

(schedules ),  which  form  an  integral  part  of  the     частиною      Договору,

на      підставі      яких

Agreement  and  serve  as  the  basis  to  define  the    визначається  вартість  ПЗ  до  сплати  та  вказується

cost  of  the  Software  and  its  name.

його найменування.

3.2.  Agreement  currency  shall  be  the  U.S.

3.2. Валютою Договору є долар США.  Платежі

dollar.  Payments  shall  be  made  in  U.S.  dollars.     виконуються у доларах США.

3.3.   Total   payments   under   the   Agreement

3.3.   Загальна   сума   платежів   за   Договором

consist      of      the      amounts      specified      in    складається  із  сум,  що  вказані  у  специфікаціях

specifications   (schedules)   to   the   Agreement,     (додатках)  до  Договору,  та  не  має  перевищувати

and  shall  not  exceed  100,000.00  U.S.  dollars.    100000,00    доларів     США.     Для     продовження

To   continue   development   and   sales   of   the    розробки  та  продажів  ПЗ  при  досягнені  вказаної

Software     when     the     specified     amount     is     суми   Сторонами   має   бути   підписаний   новий

reached,  a  new  agreement  must  be  signed   by    договір.

the  Parties.

3.4.   The   cost   of   the    Software   does   not

3.4.   Вартість   Програмного   Забезпечення   не

include  the  supply  and  installation  of  software    включає  постачання  та  установку  ПЗ  в  офісному

in  the  office  of  the  Customer  (the  installation).     поміщенні Замовника (інсталяцію).

3.5.  The  Customer  agrees  to  pay  the  cost  of

3.5.  Замовник  зобов'язується  оплатити  вартість

Software    according    to    section    3.1    hereof    Програмного  Забезпечення  відповідно  до  п.  3.1.

within   ten   business   days   from   the   date    of    Договору   протягом   десяти   банківських   днів   з

relevant    software    transfer    and    acceptance     моменту  підписання  відповідного  акту  прийому-

statement  signing.

передачі програмного забезпечення.

3.6.   The   commission ,   which   is   held   by

3.6.     Сплата     комісійної     винагороди,     що

banks   or   intermediary   banks,   is   paid   by   the     утримується

банками

або

банками-

Developer.

кореспондентами,      здійснюється      за      рахунок

Розробника.

4.  Terms  of  the  Software  delivery

4.    Умови передачі ПЗ

4.1.  By  consent   of   the   Parties   delivery  of

4.1.     За     домовленістю     Сторін     передача

the   ready   Software   shall   be   performed    by    (поставка)   готового   Програмного   Забезпечення

placing  it  in  the  App  Store  and  Google  Play  by    здійснюється

шляхом

його

розміщення

Developer  or  transmitted  via  the  Internet.

Розробником    в  App  Store  та  Google  Play  або  за

4.2.  The  fact  of  delivery  and  acceptance  of     допомогою мережі Інтернет.

the  Software  is  confirmed  by  the  transfer  and

4.2.

Факт

постачання

та

прийняття

acceptance   statement,   which   shall   be   signed     Програмного

Забезпечення

підтверджується

by  the   duly  authorized   representatives  of  the     актом  про  приймання  Програмного  Забезпечення,

Parties.

що

підписується

належним

чином

4.3.    The    right    to    use    the    Software    is    уповноваженими на те представниками Сторін.

transferred  from  Developer  to  the  Customer  on

4.3.

Право

використання

Програмного

the  date  of  transfer  and  acceptance  statement     Забезпечення

переходить

від

Розробника

issue  as  referred  to  in  section  4.2  above

Замовнику  з  дати  підписання  акту про  приймання

4.4.  In  case  of  the  shortage  or  defect  in  the     Програмного   Забезпечення,   вказаного   в   п.   4.2

Software ,  these  shortcomings  are  fixed  in  the     вище.

transfer   and   acceptance   statement ,   which   is

4.4.    У    випадку    виявлення    недостачі    або

the  basis  for  the  claims  against  the  Developer.    дефекту    Програмного    Забезпечення,    зазначені

If  the  Customer  within  five  calendar  days  after     недоліки    фіксуються    в    акті    про    приймання

posting  Software   in  the  App  Store   or   Google    Програмного  Забезпечення,  що  є  підставою  для

Play   or   receiving   Software   via   the   Internet     пред'явлення

претензій

Замовником

до

does    not   sign    the    transfer    and    acceptance     Розробника.    Якщо    Замовник    протягом    п'яти

statement   and   does   not   send   a   written   claim    календарних  днів  з  дня  розміщення  Програмного

for    the    quality    of    the    delivered    Software,    Забезпечення   в   App   Store   або   Google   Play   або

delivery  under  the  Agreement  is  considered  to     отримання  ПЗ  через  Інтернет  не  підписує  акт  і  не

be  “completed  in  full”.

направляє   письмові   претензії   стосовно   якості

4.5.  For   all   delivered   Software   Developer     виконаного  Програмного  Забезпечення,  передача

provides   Customer   guarantee   and   guarantee    ПЗ по Договору вважається виконаною у повному

support   during   12   months   after   the   date   of     обсязі.

signing  the  transfer  and  acceptance  statement.

4.5.

На

все

поставлене

Програмне

4.6.    Guarantee    does    not    apply    to    the     Забезпечення      Розробник      надає      Замовнику

Software   that   is   out   of   order   as   a   result   of     гарантійний  термін  та  гарантійне  супроводження

improper  use.

протягом   12   місяців   з   дати   підписання   акту

приймання Програмного Забезпечення.

4.6.  Гарантія  не  поширюється  на  Програмне

Забезпечення,    що    вийшло    з    ладу    внаслідок

порушення правил експлуатації.

5.    Confidential  Information.

5.    Угода про конфіденційність

5.1.    Developer    agrees    that    it    will    not,

5.1.   Розробник   зобов'язується      під   час   дії

directly   or   indirectly,   disclose   to   or   make     договору    і    протягом    двох    років    після    його

available    for    use    by    anyone    other    than     завершення,     не     розголошувати     або     робити

Customer   during   the   term  of   this   Agreement     доступною

для      будь-кого,      за

винятком

and   for   two   years   following   its   termination,     Замовника,     будь-яку     інформацію,     що     має

any     information     marked     confidential     or     позначку   про   конфіденційність   або   зазначену

identified    to    the    Developer’s    personnel    as     Розробнику      як      таку,      що      має      характер

confidential,  unless  the  same   shall   have   first     конфіденційної,   за   винятком   випадків,   коли   ця

become     generally     known     and     published     інформація  стала  публічно  доступною  не  з  вини

through   no   fault   of   Developer   or   shall   have     Розробника.  Крім  того,  Розробник  зобов'язується

been     already     known     to     Developer .     The    не

розголошувати

ніколи,

за

винятком

Developer  further  agrees  not  to  disclose  at  any     визначених  законом  випадків,  будь-яку  проектну

time,      unless      compelled      to      by      legal     документацію,   вихідний   код,   або   інші   робочі

proceedings,      any      project      documentation,     продукти  без  попереднього  письмового  дозволу

source  code,  or  other  work  product  produced     Замовника.

without     the     express     written     consent     of

Customer.

5.2.   The   Developer   must   not   provide   any

5.2.

Розробник

не

може

передавати

demonstration

(offline

or

online)

or     демонстраційну  або  повнофункціональну  версію

installation  of  the  developed  software  or  parts     ПЗ    третій    стороні.    Розробник    не    має    права

of    it    to    other    parties.    Neither    does    the     створювати  та  публікувати  інформацію  про   ПЗ

Developer    have    the    right    to    produce    or     без попереднього письмового дозволу Замовника.

distribute  information  regarding  the   Software

without  written  permission  of  the  Customer.

6.    Legal  Relationship.  Controlling  Law

6. Правові відносини. Право та арбітраж

and  Arbitration

6.1.    Except    to    the    extent    specifically

6.1.  За  винятком  прямо  і  явно  передбаченого

required   under   the   terms   of   this   Agreement,     цим   Договором,   Розробник   не   може   вважатися

the  Developer  shall  not  be  deemed  an  agent  or     представником,     службовцем     або     довіреною

servant  of  the  Customer  and  may  not  represent     особою Замовника і не може представляти себе як

itself  as  having  any  authority  to  act  on  behalf     особу,  що  має  будь-які  права  виступати  від  імені

of  Customer  without  Customer's  prior  written     Замовника   без   його   попереднього   письмового

consent.

дозволу.

6.2.    This    Agreement    is    interpreted    and

6.2. Даний  Договір тлумачиться та виконується

implemented   in   accordance   with   the   laws   of     відповідно    до    законів    штату    Невада,    США.

the  State   of   Nevada,   USA.   The   Parties   agree    Сторони  погоджуються,  що  ніякі  судові  дії  проти

that   any   legal   action   against   the   other   party     іншої  сторони  не  можуть  бути  вчинені  в  судах  і

can  not  be  made  in  the  courts  and  jurisdictions     юрисдикціях    інших,    ніж    зазначеній    в    цьому

other  than  those  specified  in  the  conditions  of    пункті.  Закінчення  або  переривання  Договору  не

this  paragraph.  The  end  or  termination  of  the     може

вплинути

на

право

проведення

Agreement  can  not  affect  the  right  to  conduct     арбітражного спору.

the  arbitration  of  the  dispute.

7.  Force  Majeure

7. Форс-мажор

7.1.  Neither  party  will  be  liable  to  the  other

7.1.     Жодна     зі     сторін     не     буде     нести

by  reason  of  any  failure  in  performance  of  this    відповідальність по відношенню до іншої сторони

Agreement   if   the   failure   arises   out   of   the     за  невиконання  умов  Договору,  у  разі  якщо  таке

unavailability  of  communications  facilities  or     невиконання    є    наслідком    відсутності    засобів

energy    sources,    acts    of    the    governmental     комунікації,  джерел  енергії,  дій  урядових  органів

authority  of  a  country  of  jurisdiction  either  of     країни    юрисдикції    любої    із    Сторін,    пожежі,

the      Parties,      fires,      strikes,      delays      in     страйки,      транспортних      затримок,      масових

transportation,   riots   or   war,   or   any   causes     заворушень   або   війни,   або   інших   причин,   що

beyond   the   reasonable   control   of   that   party     виходять      за      рамки      розумного      контролю

and   which   shall   be   deemed   to   constitute   the     відповідної    сторони    та    вважатимуться    діями

event  of  force  majeure .

непереборної сили.

Occurrence  and  termination  of  the  event  of

Настання  та  припинення дії  непереборної  сили

force     majeure    shall    be    evidenced    by    a     засвідчується    документом,    виданим    торгово-

document  issued  by  the  chamber  of  commerce     промисловою палатою або іншим уповноваженим

and  industry  or  other  authorized  body  (person)     органом    (особою)    в    країні    настання    та/або

of   a   country   (location),   where   the   event   of     припинення дії непереборної сили.

force  majeure  has  occurred  and/or  terminated.

8.  Miscellaneous

8. Інші умови

8.1.    All    changes    and    additions    to    this

8.1.    Всі    зміни    та    доповнення    до    даного

Agreement    shall    be    drawn    up    as    separate     Договору   оформляються   окремими   додатками   і

appendixes   and   will   be   deemed   its   integral     вважатимуться    його    невід’ємними    частинами,

parts  if  signed  by  both  Parties.

якщо вони підписані обома Сторонами.

8.2.   This   Agreement   is   executed   in   two

8.2.   Договір   складено   у   двох   оригінальних

originals  each  having  equal  legal  validity  and     примірниках, що мають однакову юридичну силу,

made    bilingual    in    English    and    Ukrainian     кожний  викладений  двома  мовами,  англійською

languages   each.   Shall   any   inconsistency   or     та  українською.  У  разі  виникнення  розбіжностей

dispute  arise,  the  English  shall  prevail.

перевага  встановлюється  за  текстом,  викладеним

англійською мовою.

8.3.  This  Agreement  shall  enter  into  force

8.3.  Договір  набирає  чинності  з 08  червня  2015

on  June   8,   2015   and   is   valid   until   June   08,    року і діє по 08 червня 2016 року. Якщо Замовник

2016.  If  Customer  wishes  to  buy  the  Software     бажає   купувати   Програмне   Забезпечення   після

after  this  date  is  reached,  the  Parties  undertake     настання

зазначеної

дати,

Сторони

to  sign  a  new  agreement.

зобов’язуються підписати новий договір.

Customer:

Замовник:

Kange Corp.

Кендж Корпорейшн

     Place of business: 848 N. Rainbow Blvd #3435

Адреса: 848 Н. Рейнбоу бульвар №3435

     Las Vegas, NV 89107

Лас Вегас, Невада 89107

Account: 229050786537

Р/р: 229050786537

Bank: Bank of America

Банк: Bank of America

Bank Address: 100 North Tryon Street, Charlotte,      Адреса  банка:  100  North  Tryon  Street,  Charlotte,

NC28202

NC28202

SWIFT: BOFAUS3N

SWIFT: BOFAUS3N

By: Dmitri Brakin / Дмітро Бракін

CEO / Директор

Developer:

Розробник:

IDAP GROUP, LTD

ТОВ «ІДАП ГРУП»

Identification code: 38421291

ЄДРПОУ 38421291

Place  of  business:  1A,  Malakhova  Street,  Donetsk,    Адреса: 83080, Україна, м. Донецьк,

Ukraine, 83080

вул. Малахова, буд. 1А

Account: 26001996107196

Р/р: 26001996107196

Bank:    PUBLIC    JOINT    STOCK    COMPANY    Банк: ПАТ «ПУМБ»,

“FIRST

UKRAINIAN

INTERNATIONAL

BANK”,

Identification code: 12482829,

ЄДРПОУ: 14282829,

MFO: 334851,

МФО: 334851,

Address:     2a,     Universitetskaya     Str.,     83001,    Адреса:     83001,     Україна,     м.     Донецьк,    вул.

Donetsk, Ukraine

Університетська, буд. 2а

SWIFT: FUIBUA2X

SWIFT: FUIBUA2X

Intermediary     bank:     Deutsche     Bank     Trust    Банк-кореспондент:      Deutsche      Bank      Trust

Company, 60 Wall Street, 10005 NY, USA

Company, 60 Wall Street, 10005 NY, USA

SWIFT of intermediary bank: BKTRUS33

SWIFT банка-кореспондента: BKTRUS33

By: Chernikov O.V. / Черніков О.В.

Director / Директор